                                                                EXHIBIT 10.10

                   FOURTH AMENDMENT TO CREDIT AGREEMENT
                   ------------------------------------

     FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of September __, 1997, among AXSYS TECHNOLOGIES, INC. (f/k/a VERNITRON CORPORATION), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANQUE PARIBAS, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                        W I T N E S S E T H :
                        ---------------------

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower adopted an amendment to its Long-Term Stock Incentive Plan (the "Amended Plan") increasing the number of shares issuable under the Amended Plan to 400,000, subject to stockholders' approval;

     WHEREAS, the Borrower intends to offer for sale up to 1,064,809 shares of Common Stock (the "Borrower Common Shares") (plus an additional 229,283 shares of Common Stock pursuant to an over-allotment option) in connection with an underwritten public offering of such shares (the "Offering");

     WHEREAS, after giving effect to the Offering, Mr. Stephen W.
Bershad would fail to control shares of capital stock of the Borrower entitling him to exercise at least 35% of the combined voting power of the Voting Securities; and

     WHEREAS, the Banks are willing to amend certain provisions of the Credit Agreement, subject to and on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned Banks hereby consent to the amendment of the Borrower's Long-Term Stock Incentive Plan increasing the number of shares issuable under the Amended Plan to 400,000.

     2. The covenant on limitation of issuance of capital stock contained in Section 9.18 of the Credit Agreement is hereby amended by deleting the words "as in effect on the Effective Date" and inserting in lieu thereof the words "as amended from time to time".

     3. The definition of "Change of Control" contained in Section 11 of the Credit Agreement is hereby amended by deleting the percentage "35%" appearing in clause (ii) thereof and inserting in lieu thereof the percentage "25%".

     4. Notwithstanding anything to the contrary contained in the Credit Agreement, including the equity recapture provisions contained therein, the undersigned Banks hereby consent to the Borrower using the proceeds of 314,809 of Borrower Offered Shares sold pursuant to the Offering, to purchase certain warrants exercisable into shares of Common Stock (the "Warrant Shares") held by Banque Paribas, Paribas Principal Incorporated, DLJ First ESC L.L.C. and CIT Group/Credit Finance, Inc., which Warrant Shares would otherwise be sold pursuant to the Offering.

     5. In order to induce the Banks to enter into this Fourth Amendment, the Borrower hereby represents and warrants that on the Fourth Amendment Effective Date, both before and after giving effect to this Fourth Amendment and the transactions contemplated hereby, (1) no Default or Event of Default shall exist and (2) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all materials respects as of such specified date).

     6. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     7. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.
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     8. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     9. This Fourth Amendment shall become effective as of the date hereof (the "Fourth Amendment Effective Date") when each Credit Party, the Required Banks and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.


                       AXSYS TECHNOLOGIES, INC.,
                       as Borrower


                       By  /s/ Louis D. Mattielli
                         ------------------------------
                         Name:   Louis D. Mattielli
                         Title:  Vice President, General Counsel
                                 and Secretary

                       PRECISION AEROTECH, INC.,
                       as Subsidiary Guarantor


                       By  /s/ Louis D. Mattielli
                         ------------------------------
                         Name:   Louis D. Mattielli
                         Title:  Vice President, General Counsel
                                 and Secretary

                       SPEEDRING, INC.,
                       as Subsidiary Guarantor


                       By  /s/ Louis D. Mattielli
                         ------------------------------
                         Name:   Louis D. Mattielli
                         Title:  Vice President, General Counsel
                                 and Secretary

                       SPEEDRING SYSTEMS, INC.,
                       as Subsidiary Guarantor


                       By  /s/ Louis D. Mattielli
                         ------------------------------
                         Name:   Louis D. Mattielli
                         Title:  Vice President, General Counsel
                                 and Secretary


                       TELETRAC, INC.,
                       as Subsidiary Guarantor


                       By  /s/ Louis D. Mattielli
                         ------------------------------
                         Name:   Louis D. Mattielli
                         Title:  Vice President, General Counsel
                                 and Secretary


                       BANQUE PARIBAS
                       individually, as Agent and as Collateral Agent.


                       By  /s/ Donald Ercole
                         ------------------------------
                         Name:   Donald Ercole
                         Title:  Managing Director


                       By  /s/ David Moszer
                         ------------------------------
                         Name:   David Moszer
                         Title:  Vice President


                       PARIBAS CAPITAL FUNDING LLC


                       By  /s/ Eric Green
                         ------------------------------
                         Name:   Eric Green
                         Title:  Director


                       PRIME INCOME TRUST


                       By  /s/ Rafael Scolari
                         ------------------------------
                         Name:   Rafael Scolari
                         Title:  V.P. Portfolio Manager

                       FIRST SOURCE FINANCIAL LLP
                       By   First Source Financial, Inc.,
                            its Agent/Manager


                       By  /s/ John L. Walding
                         ------------------------------
                         Name:   John L. Walding
                         Title:  Vice President



                       IBJ SCHRODER BANK & TRUST COMPANY


                       By  /s/ Mark H. Minter
                         ------------------------------
                         Name:   Mark H. Minter
                         Title:  Director


                       Fleet Bank, N.A.


                       By  /s/ Robert Isaksen
                         ------------------------------
                         Name:   Robert Isaksen
                         Title:  Vice President